EXHIBIT 10.2

STATE OF ALABAMA

COUNTY OF MOBILE

MORTGAGE

KNOW ALL MEN BY THESE PRESENTS that COMPUTER SOFTWARE INNOVATIONS, INC., hereinafter referred to as the mortgagor, in consideration of the sum of $486,000.00, which sum is hereby acknowledged to have been paid to the mortgagor by RBC CENTURA BANK, hereinafter referred to as the mortgagee, and in order to secure the repayment of said amount, the mortgagor do hereby GRANT, BARGAIN, SELL AND CONVEY unto the mortgagee, subject to the provisions hereinafter contained, all of that real property located in the County of Mobile, State of Alabama, which is described as follows:

Parcel A

Lot B of a Resubdivision of Lot 16, Bel Air Executive Park, Second Unit, as recorded in Map Book 37, page 28 of the Probate Court Records of Mobile County, Alabama.

Parcel B

Lot 15 of Parcel 2, Bel Air Executive Park, 2nd Unit, according to the plat thereof recorded in Map Book 29, page 105 of the records in the office of the Judge of Probate of Mobile County, Alabama.

together with all and singular the rights, members, privileges, tenements, hereditaments, easements, appurtenances and improvements belonging or in anywise appertaining thereto; TO HAVE AND TO HOLD the same unto the mortgagee, its successors and assigns, in fee simple, forever.

Providing always, and these presents are upon the condition, that, if the mortgagor shall well and truly pay to the mortgagee the sum of $486,000.00, together with interest thereon, in accordance with the terms of the promissory note or notes executed on even date herewith by the mortgagor and payable to the mortgagee and if the mortgagor shall further perform all the covenants and agreements contained in this mortgage, then these presents shall be void; otherwise they shall remain in full force and effect. Said promissory note or notes provide that said sums shall be payable as follows:

Principal and interest shall be payable in thirty five (35) equal consecutive monthly payments, based on a fifteen (15) year amortization, commencing on March 9, 2007, and continuing on the same day of each calendar month thereafter until January 9, 2010, with a final, thirty sixth (36th) payment due on February 9, 2010 (herein referred to as the “Maturity Date”), which final payment shall be equal to the entire balance of principal, interest, fees, premiums, charges and costs and expenses then outstanding on this Note.

The mortgagor hereby covenants with the mortgagee that it is seized of an indefeasible estate in fee simple in and to said property, that it has a good and lawful right to convey the same, that it has the right to the possession, quiet use and enjoyment of said property, that said property is free and clear of all encumbrances and that it does hereby WARRANT AND WILL FOREVER DEFEND the title to said property unto the mortgagee and unto the purchaser at any foreclosure sale hereunder and its successors and assigns against the lawful claims and demands of all persons whomsoever. The mortgagor does further expressly agree and covenant, for itself and for its successors and assigns, that, as long as any part of said indebtedness or the interest thereon remains unpaid, the following provisions shall remain in full force and effect:

1. To pay said note or notes and the interest thereon promptly upon maturity.

2. To keep any buildings or other improvements now or which may hereafter be erected upon said property in good repair and insured against fire and lightning and against hazards covered by the form of insurance contract generally known as “extended coverage” and also the form of coverage known as “all physical loss” and, if required by the mortgagee, its successors and assigns, by the form of coverage known as “flood coverage”, issued by good and solvent insurance companies approved by the mortgagee, which policies shall be deposited with the mortgagee and shall provide that loss, if any, shall be payable to the mortgagee as the mortgagee’ interest may appear, such policies to be in such amounts, not exceeding the insurable value of the said buildings or other improvements, as may be required by the mortgagee.

3. To neither commit, permit, consent to, nor otherwise allow the commission of waste to or upon any of said property, including any buildings or other improvements now on, or which may hereafter be erected upon the same.

4. To promptly pay all taxes, assessments, liens or other charges which may hereafter become effective against said property, together with all penalties, costs and other expenses incurred or which may accrue in connection therewith.

5. That if the mortgagee shall, upon the happening of any default hereunder, resort to litigation for the recovery of the sums hereby secured or employ an attorney to collect said sums, the mortgagor agrees to pay all reasonable costs, expenses and the attorney’s fees thus incurred and said costs, expenses and attorney’s fees and any other sum or sums due the mortgagee by virtue of any of the special liens herein declared, may be included in any judgment or decree rendered in connection with said litigation. The mortgagor herein expressly waives, pursuant to the provisions of Section 6-10-122, Code of Alabama, 1975, as amended, any and all rights to any homestead exemption to which it may be entitled.

6. That if the mortgagor should fail to perform any of the duties herein specified, the mortgagee may perform the same and, for any sums expended by the mortgagee in this behalf, the mortgagee shall have an additional lien secured by these presents on said property.

7. In the event of litigation arising over the title to, or possession of said property, the mortgagee may prosecute or defend said litigation, and for the sum or sums expended by the mortgagee in this behalf the mortgagee shall have an additional lien on said property, which shall be deemed to be secured by these presents.

8. In the event of a default in the payment of any one of the said notes or upon any default in the performance of any of the covenants and agreements contained in this mortgage, the mortgagor hereby vests the mortgagee with full power and authority to sell said property at public outcry at the front door of the courthouse of said County, for cash, to the highest bidder, after first giving notice of the time, terms and place of sale, together with a description of said property to be sold, by an advertisement published once a week for three consecutive weeks in a newspaper published in said County. The mortgagee and the auctioneer conducting the sale shall each have authority from the mortgagor to make proper conveyance to any purchaser at such sale and to apply the proceeds of such sale as follows: first, to the payment of the costs and expenses of sale, including a reasonable attorney’s fee; second, to the payment of any amount that may be due the mortgagee by virtue of the special liens herein declared or retained; third, to the payment of the balance owing on the indebtedness secured hereby, together with interest thereon as specified in the promissory note or notes evidencing said indebtedness; and fourth, the balance, if any, shall be paid to the mortgagor. If on the date of sale fixed in the advertisement hereinabove provided for, the holder of the mortgage herein reserved and retained should for any reason deem it necessary or expedient to postpone the sale, the holder of the mortgage or the auctioneer making the sale may, at the time and place of said proposed sale, announce verbally the postponement of the sale until some later date and no further publication or notice of the time, terms and place of sale shall be necessary. Any sale made pursuant to such postponement shall be as valid and binding as if made on the date fixed in the advertisement.

9. That, at any sale under the powers herein or the laws of the State of Alabama, the mortgagee may bid for and purchase said property like a stranger hereto, and, in the event the mortgagee should become the purchaser at said sale, either the auctioneer conducting the sale or the mortgagee are hereby expressly authorized to execute a deed to the mortgagee in the name of the mortgagor.

10. The provisions hereof run in favor of and bind not only the parties hereto, but also their respective successors, executors, administrators, and assigns.

11. Throughout this document, unless otherwise provided herein, the use of the masculine gender shall also be deemed to include the feminine and the neuter; the singular, the plural, and vice versa.

12. It is expressly understood and agreed that the mortgagor herein may not sell, transfer or assign the real property conveyed by this mortgage, any portion thereof or any interest therein nor may the indebtedness evidenced by the promissory note or notes described herein be assumed without the express written consent of the mortgagee herein.

IN WITNESS WHEREOF, the mortgagor has hereunto set its hand and seal on this the 9th day of February, 2007.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick	(SEAL)
Title:	President/CEO

STATE OF SOUTH CAROLINA

COUNTY OF Greenville

I, the undersigned notary public, in and for said State and County, hereby certify that Nancy Hedrick as the President/CEO of Mortgagor, whose name is signed to the foregoing conveyance and who is known to me, acknowledged before me on this day that, being informed of the contents of said conveyance, he/she executed the same voluntarily on the day the same bears date.

Given under my hand and notarial seal on this the 9th day of February, 2007.

/s/ Erika B. Newsom
Notary Public
My Commission expires: June 30, 2010

Mailing address of mortgagee:

P.O. Box 1220

Rocky Mount, NC 27804-1220